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                                                                   EXHIBIT 10.24



                           THIRD AMENDED AND RESTATED


              1992 STOCK OPTION PLAN GLOBAL TELESYSTEMS GROUP, INC.


                           (as of September 25, 1997)


         1. PURPOSES OF THE PLAN. The purposes of the Third Amended and Restated 1992 Stock Option Plan of Global TeleSystems Group, Inc. are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees of the Company and its Parent or Subsidiaries, and to promote the success of the business of the Company and its Parent or Subsidiaries. At the discretion of the Committee, Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options.


         2. DEFINITIONS. As used herein, and in any Option granted hereunder, the following definitions shall apply:


                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the Common Stock of the Company, par value $.0001 per share.

                  (d) "Company" shall mean Global TeleSystems Group, Inc, a
                      Delaware corporation, including any Parent, Subsidiary or affiliate, and except as provided in Section 11 below, its successors in interest.

                  (e) "Committee" shall mean the Compensation Committee
                      appointed by the Board in accordance with Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

                  (f) "Continuous Employment" shall mean the absence of any
                      interruption or termination of service as an Employee by the Company. For purposes of the preceding sentence, service shall not be considered interrupted during any period of vacation, sick leave, military leave or any other absence approved by the Board and shall not be considered terminated as a result of a transfer between locations within the Company or its Parent or any Subsidiary or among the Company, its Parent and any Subsidiary.

                  (g) "Employee" shall mean any person, including any officer
                      (whether or not he or she is a director of the Company), employed by the Company.




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                  (h) "Exchange Act" shall mean the Securities Exchange Act of
                      1934, as amended.

                  (i) "Incentive Stock Option" shall mean any option granted under this Plan and any other option granted to an Employee in accordance with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

                  (j) "Non-Employee Director" shall mean a "non-employee
                      director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

                  (k) "Nonstatutory Stock Option" shall mean any Option granted under the Plan that is not an Incentive Stock Option.

                  (l) "Option" shall mean a stock option granted pursuant to the
                      Plan.

                  (m) "Option Agreement" shall mean a written agreement between the Company and the Optionee or the Trust regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

                  (n) "Optioned Shares" shall mean the Common Stock subject to an Option.

                  (o) "Optionee" shall mean an Employee who receives an Option under the Plan, either directly or as a beneficiary of the Trust.

                  (p) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (q) "Plan" shall mean this Third Amended and Restated 1992
                      Stock Option Plan of Global TeleSystems Group, Inc.

                  (r) "Registration Date" shall mean the effective date of the first registration statement filed by the Company, pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company's equity securities.

                  (s) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (t) "Share" shall mean a share of the Common Stock, as
                      adjusted in accordance with Section 11 of the Plan.


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                  (u) "Subsidiary" shall mean a "subsidiary corporation,"
                      whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  (v) "Trust" shall mean the GTS Employee Stock Option Plan
                      Trust, as may be amended from time to time.

                  (w) "Trustee" shall mean the trustee of the Trust, as may be designated from time to time in accordance with the terms and provisions of the Trust.

         3. STOCK SUBJECT TO THE PLAN. Without limiting the application of
Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 18.5% of the total number of Shares outstanding at the beginning of each calendar year. The Shares may include authorized but unissued or reacquired Common Stock. If an Option is surrendered for cash or other consideration or expires or becomes unexercisable for any reason without having been exercised in full, the Shares which were subject to the Option but as to which the Option was not exercised shall become available for future Option grants under the Plan, unless the Plan shall have been terminated. Shares subject to an Option that is forfeited or settled in cash or otherwise terminated without a delivery of Shares to the Optionee, including Shares withheld in payment of taxes relating to awards and the number of Shares equal to the number of Shares surrendered in payment of the exercise price of Options (or any other awards in the nature of purchase rights) or taxes relating to awards, will again be available for awards under the Plan.

                  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an award.


                  The Company intends that as long as it is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and is not an investment company registered or required to be registered under the Investment Company Act of 1940, all offers and sales of Options and Common Stock issuable upon exercise of any Option shall be exempt from registration under the provisions of Section 5 of the Securities Act, and the Plan and the Trust shall be administered in such a manner so as to preserve such exemption. The Company intends that the Plan shall constitute a written compensatory benefit plan within the meaning of Rule 701(b) of 17 CFR Section 230.701 promulgated by the Securities and Exchange Commission pursuant to such Act. The Committee shall designate which Options granted under the Plan by the Company are intended to be granted in reliance on Rule 701.


         4. ADMINISTRATION OF THE PLAN.


            (a) Procedure. The Plan shall be administered by the Board. The Board may appoint a Compensation Committee consisting of not less than two (2) members of the Board to administer the Plan, subject to the direction of the Board and such terms and conditions as the Board may prescribe.


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                      Once appointed, the Committee shall continue to serve
                      until otherwise directed by the Board.


                      From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. Members of the Board or Committee who are either eligible for Options or have been granted Options (either directly or as a beneficiary of the Trust) may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to such member (either directly or as a beneficiary of the Trust) but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to such member (either directly or as a beneficiary of the Trust).


                      The Committee shall meet at such times and places and upon such notice as the Chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.


            (b) Procedure After Registration Date. Notwithstanding subsection (a) above, after the Registration Date, the Plan shall be administered either by: (i) the full Board; or (ii) a Committee of two (2) or more directors, each of whom is a Non-Employee Director. After the Registration Date, the Board shall take all action necessary to administer the Plan in accordance with the then effective provisions of Rule 16b-3 promulgated under the Exchange Act, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 13 of the Plan.


            (c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have discretionary authority:
                      (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price of Options to be granted, the persons (including the Trust) to whom and the time or times at which Options shall be granted, and the number of Shares to be represented by each Option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to establish the



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                      terms and conditions of each Option granted under the Plan
                      (which terms and conditions need not be identical in any two Options) and, with the consent of the holder thereof, to modify or amend any Option; (vi) to authorize any person to execute on behalf of the Company any instruments required to effect the grant of an Option awarded by the Committee; (vii) to accelerate or (with the consent of an Optionee) to defer an exercise date of any Option subject to the provisions of Section 9(a) of the Plan; (viii) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; and
                      (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.


            (d) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Optionees, any other holder of an Option or other equity security of the Company and all other persons. In any controversy regarding the administration of the Plan, any arbitrator or court reviewing any decision, determination or interpretation by the Committee shall not set aside or modify such decision, determination or interpretation unless it is arbitrary, capricious or clearly contrary to the terms of the Plan.


         5. ELIGIBILITY.


            (a) Persons Eligible to Participate. Options under the Plan may be granted only to Employees or the Trust for the benefit of Employees whom the Committee may designate from time to time. Each Employee in certain jurisdictions, as designated by the Committee from time to time, must be a beneficiary of the Trust in order to be a participant under this Plan. Incentive Stock Options may be granted only to Employees. An Optionee who has been granted an Option may receive an additional Option or Options, if he or she is otherwise eligible for such grant. Such additional Option or Options may be granted to the Trust for the benefit of such eligible Optionee. However, the aggregate fair market value (determined in accordance with the provisions of Section 8(a) of the Plan) of the Shares subject to one or more Incentive Stock Options that are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company) shall not exceed $100,000 (determined as of the grant date).


            (b) No Right to Continuing Employment. Neither the establishment nor operation of the Plan or the Trust shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company, nor shall the Plan or the Trust interfere


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                      in any way with the right of the Optionee or other person
                      or the right of the Company to terminate such employment or service at any time.


         6. TERM OF PLAN. This Third Amended and Restated Plan shall become effective upon its adoption by the Board. The Plan shall continue until November 14, 2004 unless sooner terminated under Section 13 of the Plan.


         7. TERM OF OPTION. Unless the Committee determines otherwise, at the time of the grant of an Option, the term of each Nonstatutory Stock Option granted under the Plan shall be ten (10) years and one (1) day from the date of grant; and the term of each Incentive Stock Option shall be ten (10) years from the date of grant. No Option shall be exercisable after the expiration of its term. In all cases the terms of an Option shall be set forth in the Option Agreement.


         8.       OPTION PRICE, CONSIDERATION AND RESTRICTIONS.


                  (a) Option Price. Except as provided in subsection 8(b), the option price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee which, in the case of Incentive Stock Options, shall in no event be less than the fair market value of such Shares on the date the Option is granted. Fair market value of the Common Stock shall be determined by the Committee using such criteria as it deems relevant; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the last reported bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System; or, in the event the Common Stock is listed on a national securities exchange, within the meaning of Section 6 of the Exchange Act, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in The Wall Street Journal.


                  (b) Ten Percent Shareholders. No Incentive Stock Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent or any Subsidiary, unless the option price for the Shares to be issued pursuant to such Incentive Stock Option is equal to at least 110 percent (110%) of the fair market value of such Shares on the grant date as determined by the Committee in the manner set forth in subsection (a) above.


                  (c) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall be payment in cash or by check or with


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                          Shares of the Company's Common Stock. The Committee
                          may also, in its discretion, authorize at the time of the grant of the Option payment in some other consideration or method (such as by promissory note) for the issuance of Shares as may be permitted under
                          Section 157 of the General Corporation Law of the State of Delaware. Any cash or other property received by the Company from the sale of Common Stock pursuant to the Plan shall constitute part of the general assets of the Company.


         9.       EXERCISE OF OPTION.


                  (a) Vesting Period. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which times and conditions shall be specified in the Option Agreement evidencing the grant of the Option. Unless the Committee specifically determines otherwise in the Option Agreement, each Option shall vest and become exercisable, cumulatively, by an Optionee or by the Trust on behalf of an Optionee, to the extent of (i) one-third (1/3) of the Optioned Shares as of the first anniversary of the date on which the Option is granted, (ii) two-thirds (2/3) of the Optioned Shares as of the second anniversary of the date on which the Option is granted, and (iii) all of the Optioned Shares as of the third anniversary of the date on which the Option is granted, subject to the Optionee's Continuous Employment; provided, however, that the Optionee must complete twelve (12) months of employment to exercise an Incentive Stock Option. An Option may not be exercised for fractional Shares or for less than ten (10) Shares.


                  (b) Exercise Procedures. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by an Optionee or by the Trust on behalf of an Optionee and full payment for the Shares with respect to which the Option is exercised has been received by the Company. As soon as administratively practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. Except as provided in Section 11 below, no adjustment will be made for a dividend or other rights for which the record date occurs prior to the date the stock certificates are issued.


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                  (c)      Exercise of Option with Stock or Net of Exercise
                           Price. The Committee, in its discretion, may permit an Optionee or the Trust on behalf of an Optionee to exercise an Option in whole or in part by (i) delivering whole Shares of the Company's Common Stock previously owned by such Optionee or the Trust on behalf of an Optionee (whether or not acquired through the prior exercise of a stock option) having a fair market value equal to the option price; or
                           (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the Option price. Shares of the Company's Common Stock so delivered or withheld shall be valued at their fair market value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee. Any balance of the Option price shall be paid in cash. Any Shares delivered or withheld in accordance with this provision shall again become available for purposes of the Plan and for Options subsequently granted thereunder.


                   (d) Termination of Status as Employee. If an Optionee shall cease to be an Employee for any reason other than permanent and total disability (within the meaning of Section 22(e)(3) of the Code as determined in the sole discretion of the Committee), retirement or death, such individual's Option (irrespective of whether such Option has been transferred to the Trust) shall automatically terminate thirty (30) days following the date he or she ceases to be an Employee, unless the Committee, in its discretion, determines to permit a longer post-employment exercise period (which shall in no event extend beyond the term of the relevant Option). Prior to such termination of the Option, the Optionee or the Trust on behalf of an Optionee may exercise such Option to the extent that the Optionee or the Trust on behalf of an Optionee was entitled to exercise on the exercise date, subject to the condition that no Option shall be exercised after the expiration of the term of the Option.


                  (e) Disability of Optionee. In the event of the permanent and total disability (within the meaning of Section 22(e)(3) of the Code as determined in the sole discretion of the Committee) during the term of the Option of an Optionee who is at the time of such disability, or was within the 90-day period prior thereto, an Employee and who was in Continuous Employment as such from the date of the grant of the Option until the date of disability or termination, the Option may be exercised at any time within one
                           (1) year following the date of disability (or such longer period as may be established by the Committee, in its discretion), but only to the extent that the Optionee or the Trust was entitled to exercise the Option at the time of the termination or disability, whichever comes


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                           first, subject to the condition that no Option shall
                           be exercised after the expiration of the term of the Option.


                  (f) Retirement of Optionee. In the event of the retirement during the Option period of an Optionee who is at the time of such retirement, or was within the 90-day period prior thereto, an Employee and who was in Continuous Employment as such from the date of the grant of the Option until the date of the retirement, the Option may be exercised by the Optionee or the Trust on behalf of an Optionee at any time within ninety (90) days following the retirement date (or such longer period as may be established by the Committee, in its discretion), but only to the extent that the Optionee or the Trust was entitled to exercise the Option at the time of the Optionee's retirement, subject to the condition that no Option shall be exercised after the expiration of the Option period. For purposes of this Section 9, the term "retirement" shall mean voluntary termination of employment by an Employee who is at least age fifty-five (55) and who has completed five (5) years of employment with the Company.


                  (g) Death of Optionee. In the event of the death during the term of the Option of an Optionee who is at the time of his or her death, or was within the 90-day period immediately prior thereto, an Employee and who was in Continuous Employment as such from the date of the grant of the Option until the date of death, the Option may be exercised for a period up to one (1) year following the date of death (or such longer period as may be established by the Committee, in its discretion), at any time prior to the expiration of the term of the Option, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest, inheritance or otherwise as a result of the Optionee's death, or by the Trust for the benefit of such estate or person, but only to the extent that the Optionee or Trust was entitled to exercise the Option at the time of the death, subject to the condition that no Option shall be exercised after the expiration of the Option period.


                  (h) Tax Withholding. When an Optionee or the Trust on behalf of an Optionee is required to pay to the Company an amount with respect to income or employment tax withholding obligations in connection with the exercise of an Option granted under the Plan, the Optionee or the Trust on behalf of an Optionee may elect, prior to the date the amount of such withholding is determined (the "Tax Date") to make such payment, or such increased payment as the Optionee or the Trust on behalf of an Optionee elects to make up to the maximum federal, state and local marginal tax rates (including any related obligation under the Federal Insurance Contribution Act) applicable to the Optionee and the particular



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                           transaction, by (i) delivering cash; (ii) delivering
                           part or all of the payment in previously owned stock (whether or not acquired through the prior exercise of a stock option); or (iii) subject to the consent of the Committee, irrevocably directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the amount of tax required or elected to be withheld (a "Withholding Election"). If an Optionee's Tax Date is deferred beyond the date of exercise and the Optionee or the Trust on behalf of an Optionee makes a Withholding Election, the Optionee or the Trust on behalf of an Optionee will receive the full amount of Shares otherwise issuable upon exercise of the Option minus the number of Shares necessary to satisfy the minimum withholding requirements measured on the date the Option is exercised (or such higher payment as the Optionee or the Trust may have elected to make) with adjustments to be made in cash after the Tax Date.


                           Any adverse consequences incurred by an Optionee with respect to his or her participation in the Plan or the Trust, the use of Shares to pay any part of the Option price or income or employment tax arising in connection with the exercise of an Option (including without limitation any adverse tax consequences arising as result of a disqualifying disposition within the meaning of Section 422 of the Code) shall be the sole responsibility of the Optionee or Trust. The Company does not warrant or represent to the Optionee any tax consequence of any transaction under this Plan or the Trust, including the initial and continuing satisfaction of the conditions for an Incentive Stock Option under Section 422 of the Code.


         10.      NON-TRANSFERABILITY OF OPTIONS AND SHARES OF COMMON STOCK.


                  (a) Options. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the preceding sentence, (i) an Optionee who is eligible to participate in the Trust may transfer or direct the Company to transfer Options or Optioned Shares to the Trust, subject to the terms and conditions of this Plan and the Trust, and (ii) the Option may be transferred to a spouse of the Optionee only upon approval of the Committee, providing all the conditions of exercisability and vesting have been met. If the Option Agreement permits, the Optionee may designate a beneficiary who may (i) exercise an Option under Section 9(g) above, or (ii) receive Shares issued pursuant to the exercise of an Option where the death of an


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                           Optionee occurs between the date on which the
                           Optionee exercises the Option and the date the Company issues the Shares.


                  (b) Shares of Common Stock. The Committee may impose such other restrictions on Shares issued under this Plan as it deems advisable. Except as otherwise provided by the Committee, and except for transfers of Optioned Shares to the Trust, Optioned Shares acquired under an Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution (provided the assigns or successors in interests to such Optioned Shares remain subject to the terms and conditions of this Plan and the Trust including the Company's right of first refusal to repurchase the Optioned Shares) without the Optionee first offering to the Company the right to purchase the Optioned Shares at the fair market value of the Shares on the date such offer is received by the Secretary of the Company. If the Company fails to accept the offer to purchase such Shares within seven (7) days after receipt of such offer, the Optionee shall be free to sell or transfer such Shares at the same fair market value at which they were offered to the Company. If the Optionee does not sell or transfer such Shares within ninety
                           (90) days, then the restrictions of this Section 10 shall remain in effect. The certificates representing the Optioned Shares shall bear a legend which shall give notice of such restrictions on the transferability of the Optioned Shares.


         11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option and the per share price thereof in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect (and no adjustment by reason thereof shall be made with respect to) the number or price of Shares subject to an Option.


         The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event of the Company's effecting one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of the number of Shares of

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

its outstanding Common Stock, or in the event of the Company's being consolidated with or merged into any other corporation.


         Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company or upon any merger or consolidation, if the Company is not the surviving corporation, the Options (irrespective of whether such Options have been transferred to the Trust) granted hereby shall terminate and thereupon become null and void; provided, however, that the Optionee and the Trust shall be given not less than ten (10) days' notice of such event and the exercisability of each outstanding Option shall be accelerated so that the Optionee and the Trust may within such period exercise up to the entire unexercised portion of their respective options. Upon the occurrence of any such event, any Option not exercised pursuant thereto shall terminate.


         12. TIME OF GRANTING OPTIONS. Unless otherwise specified by the Committee or as may be required by applicable law, regulation or rule (including rules of stock exchanges or other self-regulatory organizations), the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination to grant such Option or, if later, the date on which are satisfied any conditions precedent to such grant. As soon as feasible after the Committee makes its determination regarding the grant of an Option, the Committee shall notify the individual or class of persons who are the recipients of the grant.


         13. AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, except that amendments or modifications to the Plan shall be subject to shareholder approval (a) if such amendment or modification increases the Shares available for issuance under the Plan or (b) to the extent required by applicable law, regulation or rule (including rules of stock exchanges or other self-regulatory organizations). Any amendment or termination of the Plan shall not adversely affect any Option already granted without the relevant Optionee's consent; and if no such consent is secured such Option shall remain in full force and effect as if the Plan had not been amended or terminated.


         14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the Optionee to represent and warrant, at the time of any such exercise, that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.



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

         15. RESERVATION OF SHARES. During the term of this Plan, the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect to the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.


         16. INFORMATION TO OPTIONEE. During the term of any Option granted under the Plan, the Company shall provide or otherwise make available to each Optionee and the Trust a copy of its annual report to shareholders and financial information which is provided to its shareholders in accordance with the provisions of the Company's Bylaws and applicable law.


         17. OPTION AGREEMENT. All Options granted under Plan shall be evidenced by Option Agreements.


         18. BEST PAYMENTS. If the gross amount of any payment or benefit under the Plan, either separately or in combination with any other payment or benefit payable by the Company or pursuant to a plan of the Company would constitute a parachute payment within the meaning of Code Section 280G, then the total payments and benefits accrued and payable under this Plan shall not exceed the amount necessary to maximize the amount received by the Optionee after payment of all employment, income and excise taxes imposed on the Optionee with respect to such payments and benefits. The Optionee may elect, by written notice to the Board, which items of compensation, if any, shall be reduced so as to meet the requirements of the preceding sentence. If there is a dispute between the Company and the Optionee regarding (i) the extent, if any, to which any payments or benefits to the Optionee are parachute payments or excess parachute payments, under Code Section 280G, (ii) the base amount of such Optionee's compensation, under Code Section 280G, or (iii) the status of such Optionee as a disqualified individual, under Code Section 280G, such dispute shall be resolved as provided in Section 20 below. Within 30 days of the Optionee's receiving notice of (a) a change of control of the Company within the meaning of Code Section 280G or (b) the Optionee's termination of service with the Company or the Company's receiving notice of such termination, either the Optionee or the Company may request, in accordance with Section 19 below, (a) a determination of the amount of any parachute payment, excess parachute payment, or base amount of compensation, or (b) a determination of the reduction necessary to maximize the amount receivable by the Optionee as described above. Any fees, costs or expenses incurred by the Optionee or the Trust in connection with such determinations shall be paid by the Optionee.


         19. MANDATORY ARBITRATION. Any dispute arising out of or relating to this Plan or any Option Agreement shall be resolved solely by arbitration before one arbitrator in accordance with the Employee Benefit Plan Claim Rules of the American Arbitration Association. The location of the arbitration proceeding shall be in Washington, D.C. Judgment on the award rendered by the arbitrator may be entered in any court having



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

jurisdiction. Each party to any dispute regarding the Plan or an Option Agreement shall pay the costs and fees (including attorneys' fees) of presenting his, her or its case in arbitration. All other costs of arbitration, including the costs of any transcript of the proceedings, administrative fees and the arbitrator's fees, shall be borne equally by the parties. All statutes of limitation which would otherwise be applicable shall apply to any arbitration proceeding. The provisions of this Section 20 are exclusive for all purposes and applicable to any and all disputes arising out of or relating to the Plan or any Option Agreement. The arbitrator who hears and decides any dispute shall have jurisdiction and authority to award only compensatory damages to make whole a person or entity sustaining foreseeable economic loss, and shall not have jurisdiction or authority to make any other award of any type, including, without limitation, punitive damages, unforeseeable economic damages, adverse tax consequences, damages for pain, suffering or emotional distress, or any other kind or form of damages. The remedy, if any, awarded by the arbitrator shall be the sole and exclusive remedy for any dispute which is subject to arbitration under this Plan.


         20. GOVERNING LAW. The validity, construction and effect of the Plan and any agreement hereunder shall be determined in accordance with the laws of the State of Delaware and applicable federal law.


         21. COMPLIANCE WITH RULE 16B-3. It is the intent of the Company that this Plan and the Trust comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act in connection with any grant of Options. Accordingly, if any provision of this Plan or the Trust or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to any such Optionee, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such Optionee. In addition, the Board shall have no authority to make any amendment, alteration, suspension, discontinuation, or termination of the Plan or the Trust or any agreement hereunder to take other action if and to the extent such authority would cause an Optionee's transactions under the Plan or the Trust not to be exempt under Rule 16b-3 of the Exchange Act.





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